UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): MARCH 12, 2007
                                                         -----------------------

                               ENZO BIOCHEM, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  001-09974                          13-2866202
--------------------------------------------------------------------------------
           (Commission File Number)       (IRS Employer Identification No.)

             527 MADISON AVENUE
             NEW YORK, NEW YORK                         10022
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 583-0100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On March 12, 2007, Enzo Biochem, Inc., a New York corporation (the "Company"), issued a press release discussing its financial results for its second fiscal quarter ended January 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 8.01.   OTHER EVENTS.

On March 12, 2007, the Company issued a press release announcing that its wholly owned subsidiary Enzo Therapeutics, Inc., has treated the first patient in a Phase I/II clinical trial of the company's gene therapy for HIV-1 (Human Immunodeficiency Virus-Type 1) infection. The study, being conducted at the Medical School of the University of California San Francisco (UCSF), intends to enroll HIV-1 infected subjects with compromised CD4+ cell counts, to determine whether the procedure will create enough HIV-1 resistant CD4+ cells to defer disease progression to AIDS (Acquired Immune Deficiency Syndrome). Enrollment is continuing under a modified protocol designed to increase the proportion of engineered stem cells engrafted in the patient's bone marrow. The press release issued by the Company announcing the foregoing is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.

Exhibit No.      Description
-----------      -----------

99.1 Press Release of Enzo Biochem, Inc., dated March 12, 2007, discussing financial results for second fiscal quarter ended January 31, 2007.

99.2 Press Release of Enzo Biochem, Inc., dated March 13, 2007, announcing initiation of Phase I/II clinical trial.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ENZO BIOCHEM, INC.


Date: March 13, 2007                 By:   /s/ Barry Weiner
                                          -----------------------------
                                           Barry Weiner
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

99.1 Press Release of Enzo Biochem, Inc., dated March 12, 2007, discussing financial results for second fiscal quarter ended January 31, 2007.

99.2 Press Release of Enzo Biochem, Inc., dated March 13, 2007, announcing initiation of Phase I/II clinical trial.